UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2006
TEKOIL& GAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-52100	34-2035350
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

25050 I-45 North, Suite 528, The Woodlands, Texas 77380
(Address of principal executive offices, including Zip Code)

(281) 304-6950
(Registrant's Telephone Number, including Area Code)

_______________________________________________________________
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

The Company has reported unregistered sales of its common stock, $0.000001 par value (the “Common Stock”), and of its Series A Convertible Preferred Stock, par value $0.00000001 per share (the “Series A Preferred Stock”), as well as the number of outstanding shares of each class. The Company has subsequently discovered errors in the information previously reported, as follows:

On December 11, 2006, the Company filed a current report on Form 8-K, dated December 6, 2006, in which it reported that its total number of outstanding shares of Common Stock was 21,634,175. That number was overstated by 10,000 shares, and the actual number of shares of Common Stock now outstanding is 21,624,175.

In the same Form 8-K, the Company reported, among other things, additional unregistered sales of its Series A Preferred Stock. The Company erroneously reported the sale, on December 6, 2006, of 10,000 unregistered shares of Series A Preferred Stock to Jane E. Colley. In fact, that sale to Ms. Colley occurred on November 26, 2006, and had already been reported in the Company’s Form 8-K dated November 20, 2006, and filed on November 27, 2006. There was no second sale of 10,000 shares of Series A Preferred Stock to Ms. Colley. This correction affects the total number of shares of Series A Preferred Stock reported as currently outstanding.

In addition, the Company has not reported information regarding the following purchasers of unregistered shares of Series A Preferred Stock, though the shares sold were included in the total number of shares of Series A Preferred Stock that the Company previously reported as outstanding:

Name of Purchaser	No. of Shares	Proceeds of Sale (in Dollars)	Date of Sale
Fiserv ISS & Co. FBO The Connellan Group Inc. Roth 401K Acc#	20,000	$20,000	June 28, 2006
Roberti, Greg	5,000	5,000	October 8, 2006
Wright, Jay	5,000	5,000	August 26, 2005

Also, the Company previously overstated its number of outstanding shares of Series A Preferred Stock by 15,000 shares.

In addition, since December 11, 2006, the Company has made the following sales of unregistered shares of Series A Preferred Stock, at the offering price of $1.00 per share, and the Company continues to offer and sell unregistered shares of its Series A Preferred Stock from time to time at such price:

Name of Purchaser	No. of Shares	Proceeds of Sale (in Dollars)	Date of Sale
Bakos, George J.	10,000	$10,000	December 12, 2006
Donofrio, Carmen V.	15,000	15,000	December 12, 2006
Fernandez, John	10,000	10,000	December 11, 2006

Taking into account all of the foregoing corrections and the additional sales reported above, the total number of shares of the Company’s Series A Preferred Stock now outstanding is 2,692,000.

No underwriters took part in these sales of unregistered shares of Series A Preferred Stock, and no underwriting discounts or commissions were paid. The Company’s sales of these unregistered securities were made in reliance on Section 4(2) of the Securities Act and the safe harbor provided by Rule 506 of Regulation D promulgated under the Securities Act, in that the sales did not involve any public offering. All purchasers of these unregistered shares of Series A Convertible Preferred Stock were “accredited investors” as defined in Rule 501 of Regulation D, based upon representations made by such purchasers to the Company; and, consequently, the Company was not required to provide such purchasers information of the type described in Rule 502(b)(2) of Regulation D. Neither the Company nor any person acting on its behalf offered or sold these unregistered shares of Series A Preferred Stock by any form of general solicitation or general advertising. Each purchaser of these unregistered shares of Series A Preferred Stock represented to the Company (i) that such purchaser was acquiring such shares for the purchaser’s own account and not with a view to the sale or distribution thereof, (ii) that such purchaser understood that such shares had not been registered under the Securities Act and, therefore, could not be resold unless they were subsequently registered under the Securities Act or unless an exemption from registration was available; and (iii) that a legend would be placed on the certificate evidencing such shares stating that the shares had not been registered under the Securities Act and setting forth the restrictions on transferability and sale of the shares. All stock certificates representing such shares were issued with a restrictive legend, and the Company has filed, or will file, notices on Form D with the Securities and Exchange Commission and the relevant state securities regulators. Further sales of Series A Preferred Stock will be made in accordance with the foregoing.

Each holder of shares of Series A Preferred Stock has the right, at its option and without further payment, to convert any or all of its shares of Series A Preferred Stock into fully paid and non-assessable shares of Common Stock at the rate of three (3) shares of Common Stock for each share of Series A Preferred Stock. Each share of Series A Preferred Stock will automatically convert into three (3) shares of Common Stock (i) immediately prior to a liquidation of the Company; (ii) immediately prior to an initial public offering by the Company; or (iii) at any time after July 29, 2006, at the sole discretion of the Company’s Board of Directors. The number and type of securities to be received upon conversion of the Series A Preferred Stock are subject to certain anti-dilution adjustments. The terms of the Series A Preferred Stock are fully set forth in a Certificate of the Powers, Designations, Preferences and Rights of the Series A Convertible Preferred Stock, filed with the Secretary of State of Delaware on August 2, 2005, as amended by an Amendment to Certificate of the Powers, Designations, Preferences and Rights of the Series A Convertible Preferred Stock, filed with the Secretary of State of Delaware on February 22, 2006, and as further amended by a Second Amendment to Certificate of the Powers, Designations, Preferences and Rights of the Series A Convertible Preferred Stock, filed with the Secretary of State of Delaware on June 12, 2006.

Item 8.01 Other Events.

In response to a request, the Company has today provided to a broker-dealer copies of the following documents, in addition to other documents that are publicly available:

1.
The Purchase and Sale Agreement dated November 13, 2006, between the Company and Masters Resources, LLC, and Masters Oil & Gas, LLC, pursuant to which the Company agreed to purchase four properties in Galveston Bay, Texas, for total consideration of between $50 million and $80 million. This transaction was first described in the Company’s Form 8-K dated November 13, 2006, and filed on November 17, 2006, and a copy of the Purchase and Sale Agreement is attached hereto as Exhibit 10.18.

2.
The Subscription Agreement (with Put Option) dated November 20, 2006, between the Company and each subscriber thereto, pursuant to which the Company sold 2,205,000 shares of its Common Stock for an aggregate purchase price of $1,050,000. This transaction was first described in the Company’s Form 8-K dated November 20, 2006, and filed on November 27, 2006, and the form of the Subscription Agreement is attached hereto as Exhibit 10.19.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.18 —	Purchase and Sale Agreement dated November 13, 2006, between the Company and Masters Resources, LLC, and Masters Oil & Gas, LLC (filed herewith)

Exhibit 10.19 —	Form of Subscription Agreement (with Put Option) dated November 20, 2006, between the Company and the subscribers thereto (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKOIL & GAS CORPORATION

Date: December 14, 2006	/s/ Gerald Goodman
Gerald Goodman Chief Financial Officer